Exhibit 99.1

Constar International, Inc.

Consolidated Statements of Operations

($ in thousands)

(Unaudited)

January 31, 2009
Net sales	$52,611

Cost of products sold, excluding depreciation	47,130
Depreciation	2,417

Gross profit	3,065

Selling and administrative expenses	1,946
Research and technology expenses	591
Provision for restructuring	169

Total operating expenses	2,705

Operating income (loss)	360

Interest expense	1,497
Other (income) expense, net	(1,249)
Reorganization Costs	191

Income (Loss) before taxes	(80)
(Provision) benefit for income taxes	46
Discontinued operations	(28)

Net Income (loss)	$(61)

Constar International Inc.

Consolidated Balance Sheets

($ in thousands)

(Unaudited)

January 31, 2009
Assets
Current Assets
Cash and cash equivalents	$6,650
Restricted Cash	9,327
Accounts receivable, net	51,175
Inventories, net	50,689
Prepaid expenses and other current assets	23,302
Current assets from Discontinued Operations	313

Total current assets	141,456

Property, plant and equipment, net	128,465
Goodwill	148,813
Other assets	5,926
Non-current assets from Discontinued Operations	—

Total assets	$424,660

Liabilities and Stockholders’ Deficit

Current Liabilities
Revolver	$10,000
Current Maturities of Long-Term Debt	220,000
Accounts payable and accrued liabilities	123,296
Income taxes payable	93
Current liabilities from Discontinued Operations	82

Total current liabilities	353,471

Long-term debt, net of current portion	175,000
Pension and post-retirement liabilities	39,424
Deferred income taxes	2,101
Other liabilities	18,713
Non-current liabilities from Discontinued Operations	710

Total liabilities	589,419

Stockholders’ deficit	(164,759)

Total liabilities and stockholders’ deficit	$424,660

Constar International Inc.

Consolidated Statement of Cash Flows

($ in thousands)

(Unaudited)

January 31, 2009
Cash flows from operating activities:
Net income (loss)	$(61)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Gain on sale of Assets	—
Depreciation and amortization	2,417
Stock based compensation	—
Changes in assets and liabilities, net	15,113

Net cash provided by operating activities	17,469

Cash flows from investing activities:
Purchases of property, plant and equipment	(779)
Restricted Cash to collateralize Interest Rate Swap	(9,327)

Net cash used in investing activities	(10,106)

Cash flows from financing activities:
Net change in Revolver Loan	(10,000)

Cash flows provided by (used in) financing activities	(10,000)

Effect of exchange rate changes on cash and cash equivalents	(57)

Net change in cash and cash equivalents	(2,694)
Cash and cash equivalents at beginning of period	9,344

Cash and cash equivalents at end of period	$6,650

Constar US Operations

(Debtor-in-Possession)

Condensed Statements of Operations (1)

($ in thousands)

(Unaudited)

January 2009
Net sales	$44,065

Cost of products sold, excluding depreciation	38,696
Depreciation	2,156

Gross profit	3,214

Selling and administrative expenses	1,793
Research and technology expenses	501
Provision for restructuring	169

Total operating expenses	2,463

Operating income (loss)	751

Interest expense **	1,349
Intercompany Interest (income) expense	(147)
Other (income) expense, net	129
Reorganization Costs	191

Income (Loss) before taxes	(918)
(Provision) benefit for income taxes	—
Discontinued operations	(28)

Net Income (loss)	$(946)

**	Interest expense excludes interest of 1,604 on Long-Term Debt
(1)	Combined Statements include Constar Inc., Constar International, Inc., Constar Foreign Holdings, BFF Inc. and DT, Inc.

Constar US Operations

(Debtor-in-Possession)

Combined Balance Sheet (1)

($ in thousands)

(Unaudited)

January 2009
Assets

Current Assets
Cash and cash equivalents	$4,062
Restricted Cash	9,327
Accounts receivable, net	38,045
Intercompany Borrowings	22,420
Inventories, net	42,652
Prepaid expenses and other current assets	21,441
Current assets from Discontinued Operations	313

Total current assets	138,260

Property, plant and equipment, net	112,359
Goodwill	148,813
Other assets	5,412
Non-current assets from Discontinued Operations	—

Total assets	$404,843

Liabilities and Stockholders’ Deficit

Current Liabilities
Debtor in possession credit agreement	10,000
Current Maturities of Long-Term Debt	220,000
Accounts payable and accrued liabilities (of which $37,436 is subject to compromise)	106,246
Income taxes payable	93
Current liabilities from Discontinued Operations	82

Total current liabilities	336,422

Long-term debt, net of current portion (subject to compromise)	175,000
Pension and post-retirement liabilities	36,417
Deferred income taxes	2,101
Other liabilities	18,713
Non-current liabilities from Discontinued Operations	710

Total liabilities	569,362

Stockholders’ deficit	(164,520)

Total liabilities and stockholders’ deficit	$404,843

**	Accrued Interest excludes interest of $1,604 on Long-Term Debt
(1)	Combined Statements include Constar Inc., Constar International, Inc., Constar Foreign Holdings, BFF Inc. and DT, Inc.

Constar US Operations

(Debtor-in-Possession)

Combined Statement of Cash Flows (1)

($ in thousands)

(Unaudited)

January 2009
Cash flows from operating activities:
Net income (loss)	$(946)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	2,156
Changes in assets and liabilities, net	17,532

Net cash provided by operating activities	18,742

Cash flows from investing activities:
Purchases of property, plant and equipment	(730)
Restricted Cash to collateralize Interest Rate Swap	(9,327)

Net cash used in investing activities	(10,057)

Cash flows from financing activities:
Net change in Revolver Loan	(10,000)
Net change in Intercompany Borrowings	(3,112)

Cash flows provided by (used in) financing activities	(13,112)

Effect of exchange rate changes on cash and cash equivalents	—

Net change in cash and cash equivalents	(4,427)
Cash and cash equivalents at beginning of period	8,489

Cash and cash equivalents at end of period	$4,062

(1)	Combined Statements include Constar Inc., Constar International, Inc., Constar Foreign Holdings, BFF Inc. and DT, Inc.

ATTACHMENT 1

MONTHLY ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Constar US Operations
Reporting period beginning: 12/31/08	Period ending: 1/31/09

ACCOUNTS RECEIVABLE RECONCILIATION

(Include all accounts receivable, pre-petition and post-petition, including charge card sales which have not been received):

Beginning of Month Balance	$26,460

PLUS: Current Month New Billings	47,412

MINUS: Collection During the Month	38,718

PLUS/MINUS: Adjustment or Write-downs	2,891

End of Month Balance	$38,045

POST PETITION ACCOUNTS RECEIVABLE AGING

(Show the total for each aging category for all accounts receivable)

0-30 days	31-60 days	61-90 days	Over 90 days	Total
$31,969	$4,006	$608	$1,462	$38,045

ATTACHMENT 3

INVENTORY AND FIXED ASSETS REPORT

Constar US Operations
Reporting period beginning: 12/31/08	Period ending: 1/31/09

Inventory Report

Inventory Balance at Petition Date:	$41,595

Inventory Reconciliation:
Inventory Balance at Beginning of Month	$41,595 (a)
PLUS: Inventory Purchased During Month	$38,695
MINUS: Inventory Used or Sold	$(38,675)
PLUS/MINUS: Adjustment or Write-downs	$(227)

Inventory on Hand at End of Month	$41,388

METHOD OF COSTING INVENTORY : Standard Cost

(a)	the adjustment was for a change in the lower of cost or market conditions.

INVENTORY AGING

(Show the total for each aging category for all accounts receivable)

0-30 days	31-60 days	61-90 days	Over 90 days	Total
97%	1%	1%	1%	100%

FIXED ASSET REPORT

FIXED ASSETS RECONCILIATION:
Fixed asset Book Value at Beginning of Month	$114,145

MINUS: Depreciation Expense	$2,121

PLUS: New Purchased	$695

PLUS/MINUS: Adjustments or write-downs	$112,719

Constar International UK Limited

(Debtor-in-Possession)

Condensed Statements of Operations

($ in thousands)

(Unaudited)

January 2009
Net sales	$7,778

Cost of products sold, excluding depreciation	7,531
Depreciation	201
Gross profit	46

Selling and administrative expenses	98
Research and technology expenses	90
Write-off deferred financing costs and other fees	—
Asset impairment charges	—
Provision for restructuring
Total operating expenses	188

Operating income (loss)	(142)

Interest expense **	—
Intercompany Interest (income) expense	203
Other (income) expense, net	(1,198)

Income (Loss) before taxes	853
(Provision) benefit for income taxes	—

Net Income (loss)	$853

Condensed Statements exclude US GAAP adjustments for pension and post retirement

Constar International UK Limited

(Debtor-in-Possession)

Condensed Balance Sheet

($ in thousands)

(Unaudited)

January 2009
Assets

Current Assets
Cash and cash equivalents	$1,416
Accounts receivable, net	11,062
Inventories, net	6,567
Prepaid expenses and other current assets	224

Total current assets	19,270

Property, plant and equipment, net	14,379
Other assets	403

Total assets	$34,052

Liabilities and Stockholders’ Deficit
Current Liabilities
Accounts payable and accrued liabilities (of which 13,090 is subject to compromise)	$15,191
Intercompany Borrowings	30,618

Total liabilities	45,809

Stockholders’ deficit	(11,757)

Total liabilities and stockholders’ deficit	$34,052

Condensed Statements exclude US GAAP adjustments for pension and post retirement

Constar International UK Limited

(Debtor-in-Possession)

Combined Statement of Cash Flows

($ in thousands)

(Unaudited)

January 2009
Cash flows from operating activities:
Net income (loss)	$853
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	201
Changes in assets and liabilities, net	(1,384)

Net cash provided by operating activities	(330)

Cash flows from investing activities:
Purchases of property, plant and equipment	(50)

Net cash used in investing activities	(50)

Cash flows from financing activities:
Net change in Intercompany Borrowings	1,286

Cash flows provided by (used in) financing activities	1,286

Effect of exchange rate changes on cash and cash equivalents	3

Net change in cash and cash equivalents	910
Cash and cash equivalents at beginning of period	506

Cash and cash equivalents at end of period	$1,416

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re	Constar International Inc. et al.	Case No.	08-13432 (PJW)
	Debtors	Reporting Period:	January 2009

OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/ Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	yes
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a	n/a		yes
Schedule of Professional Fees Paid	MOR-1b	yes
Copies of bank statements		n/a
Cash disbursement journals		n/a
Statement of Operations	MOR-2	n/a
Balance Sheet	MOR-3	n/a
Status of Postpetition Taxes	MOR-4	n/a		yes
Copies of IRS Form 6123 or payment receipt		n/a
Copies of tax returns filed during reporting period		n/a
Summary of Unpaid Postpetition Debts	MOR-4	n/a
Listing of aged accounts payable	MOR-4	n/a
Accounts Receivable Reconciliation and Aging	MOR-5	yes
Debtor Questionnaire	MOR-5	yes

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ WALTER SOBON	3-Mar-09
Walter Sobon	Date
Executive Vice President and
Chief Financial Officer

Printed Name of Authorized Individual	Title of Authorized Individual

In re	Constar International Inc. et al.	Case No.	08-13432 (PJW)
	Debtors	Reporting Period:	January 2009

Constar International Inc., #08-13432 (PJW)

DISBURSMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES
TOTAL DISBURSEMENTS	0
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	0
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	0

TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	0

BFF Inc., #08-13434 (PJW)

DISBURSMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES
TOTAL DISBURSEMENTS	0
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	0
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	0

TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	0

Constar Foreign Holdings, Inc., #08-13435 (PJW)

DISBURSMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES
TOTAL DISBURSEMENTS	0
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	0
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	0

TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	0

Constar, Inc., #08-13436 (PJW)

DISBURSMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES
TOTAL DISBURSEMENTS	55,355,000	Note 1
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	0
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	0

TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	55,355,000

DT Inc., #08-13437 (PJW)

DISBURSMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES
TOTAL DISBURSEMENTS	0
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	0
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	0

TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	0

Constar International UK Limited, #08-13438 (PJW)

DISBURSMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES
TOTAL DISBURSEMENTS	£6,841,328
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	—
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	—

TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	£6,841,328

Note 1: Includes repayment of $20 million on the Company’s prior revolving credit facility

In re	Constar International Inc. et al.	Case No.	08-13432 (PJW)
	Debtors	Reporting Period:	January 2009

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

		Amount Approved		Check Number		Amount Paid		Year-To-Date
Payee	Period Covered		Payor		Date	Fees	Expenses	Fees	Expenses

No payments made to retained professionals

In re	Constar International Inc. et al.	Case No.	08-13432 (PJW)
	Debtors	Reporting Period:	January 2009

STATUS OF POSTPETITION TAXES

The undersigned verifies that, to the best of his knowledge, all undisputed postpetition tax obligations, including but not limited to payroll, income, franchise and other taxes, have been paid by the Debtors to the proper taxing authorities when due.

By:	/s/ WALTER SOBON
Name:	Walter Sobon
Title:	Executive Vice President and
Chief Financial Officer

In re	Constar International Inc. et al.	Case No.	08-13432 (PJW)
	Debtors	Reporting Period:	January 2009

STATUS OF BANK RECONCILIATION

The undersigned verifies that, to the best of his knowledge, all of the Debtors' January 31, 2009 bank balances have been reconciled in an accurate and timely manner.

By:	/s/ WALTER SOBON
Name:	Walter Sobon
Title:	Executive Vice President and
Chief Financial Officer

In re	Constar International Inc. et al.	Case No.	08-13432 (PJW)
	Debtors	Reporting Period:	January 2009

DEBTOR QUESTIONNAIRE

	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		x

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		x

3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	x

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	x

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the rquired documentation pursuant to the Delaware Local Rule 4001-3.		x

Payments between Debtor and non-Debtor entities

Payment type	From	To	GBP k
Loan	Constar International U.K. Limited	Constar International Holland (Plastics) B.V.	£0
Loan	Constar International Holland (Plastics) B.V.	Constar International U.K. Limited	£0
Trade	Constar International U.K. Limited	Constar International Holland (Plastics) B.V.	£90
Trade	Constar International Holland (Plastics) B.V.	Constar International U.K. Limited	£0